UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 7, 2010

GREEN EARTH TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-53797	26-0755102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Bank Street, Suite 680, White Plains, New York 10606
(Address of principal executive office) (Zip Code)

(877) 438-4761
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Effective on December 7, 2010, the Board of Directors of Green Earth Technologies, Inc., a Delaware corporation (OTCQB: GETG) (the “Company”) was expanded from five to six members and Mr. Darren Cherry was appointed as a Class I director to fill the newly created board position.

The principal occupation and brief summary of Mr. Cherry’s background is as follows:

DARREN CHERRY, age 47, has been the vice president and general manager of Delta Companies Group, an international provider of blending, packaging and logistics solutions for oil and specialty chemicals and a subsidiary of Greif, Inc. since 2009.  Prior to his current position with Delta, Mr. Cherry began his career as a Financial Analyst with Greif in 1996.  Since then, he has helped lead the transformation and integration of the Delta Companies Group with Greif and held a variety of key leadership positions within Greif including SBU Controller, Corporate Director of Planning and Analysis, Vice President of Finance and Vice President and General Manager.  Mr. Cherry earned a Master’s degree in Business Administration from Ohio State University in 2006 and Bachelor’s degree in General Management from Purdue University in 1985.  Mr, Cherry was selected as a director because of his background and experience in providing blending, packaging and logistics solutions for oil and specialty chemicals which provides the Board with valuable insight into our business.

No family relationship exists between Mr. Cherry and any director or executive officer of the Company.

Item 5.07.                      Submission of Matters to Vote of Security Holders.

On December 7, 2010, the Company held its 2010 Annual Meeting of Stockholders.  At that meeting, stockholders:

●	Elected two Class II directors to serve until the 2013 annual meeting of the Company’s stockholders or until their respective successors have been elected and qualified (“Election of Directors”);

●	Approved an amendment of the Company’s certificate of incorporation to increase the number of shares of common stock authorized from 200,000,000 to 300,000,000 shares (“Charter Amendment”);

●	Approved an amendment to the Company’s 2008 Employee Stock Award and Incentive Plan to increase the number of shares available for awards thereunder from 20,000,000 to 40,000,000 (“Plan Amendment”);

●	Provided advisory approval of the appointment of independent auditors for fiscal year 2011 (“Appointment of Auditors”);

The specific votes with respect to aforementioned were as follows:

1.      Election of directors:

	VOTES
NAME	FOR	WITHHELD
David Buicko	77,754.618	308,938
Humbert Powell	49,068,556	28,995,112

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2.	Charter Amendment:

VOTES
FOR	AGAINST	ABSTAIN
75,626,051	2,393,910	43,595

3.	Plan Amendment:

VOTES
FOR	AGAINST	ABSTAIN
67,500,434	9,772,139	790,983

4.	Appointment of Auditors:

VOTES
FOR	AGAINST	ABSTAIN
77,803,647	32,277	227,632

Item 8.01.                      Other Events.

On December 8, 2010, the Company issued the press release attached hereto as Exhibit 99.1.

Item 9.01.                      Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated December 8, 2010.

* * * * *

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN EARTH TECHNOLOGIES, INC.

By:	/s/ Greg Adams
Greg Adams
Chief Financial Officer

Dated:  December 8, 2010

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